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September 4, 2007
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Fund Profile

T. Rowe Price

International Funds—Equity
Portfolios

A choice of global, international, and
regional stock funds for investors
seeking long-term capital growth by
diversifying beyond U.S. borders.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

®

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Fund Profile

T. Rowe Price International Funds, Inc.

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T. Rowe Price Africa & Middle East Fund — TRAMX
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T. Rowe Price Emerging Europe & Mediterranean Fund — TREMX
T. Rowe Price Emerging Markets Stock Fund — PRMSX
T. Rowe Price European Stock Fund — PRESX
T. Rowe Price Global Stock Fund — PRGSX
T. Rowe Price International Discovery Fund — PRIDX
T. Rowe Price International Growth & Income Fund — TRIGX
T. Rowe Price International Stock Fund — PRITX
T. Rowe Price Japan Fund — PRJPX
T. Rowe Price Latin America Fund — PRLAX
T. Rowe Price New Asia Fund — PRASX
T. Rowe Price Overseas Stock Fund — TROSX
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What are each fund`s objectives and principal investment strategies?

Worldwide funds:

Emerging Markets Stock Fund

Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

Strategy::The fund expects to make substantially all of its investments (normally at least 80% of net assets) in emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.

Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  Asia: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

  Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

  Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

  Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius, Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

  Global Stock Fund

  Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

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  Fund Profile

  Strategy::We will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. Stock selection reflects a growth style. While we can purchase stocks without regard to a company`s market capitalization (shares outstanding multiplied by share price), investments will generally be in large and medium-sized companies. The percentage of assets invested in U.S. and foreign stocks will normally be at least 80% of net assets and will vary over time according to the manager`s outlook.

  International Discovery Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

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  Strategy: The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The fund will emphasize small- to medium-sized companies. Depending on conditions, the fund`s portfolio should be composed of investments in at least 10 countries and 100 different companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.
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  International Growth & Income Fund

  Objective::The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying, non-U.S. companies.

  Strategy::We expect to invest substantially all of the fund`s assets outside the U.S. and to diversify broadly, primarily among the world`s developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of large, dividend-paying, well-established companies that have favorable prospects for capital appreciation, as determined by T. Rowe Price International, Inc. (T. Rowe Price International). Investments in emerging markets will be modest and limited to more mature developing countries. Our investing style is value-oriented, although we also look for earnings growth potential and catalysts for value to be realized. Country and sector allocations are driven primarily by stock selection and secondarily by our assessment of top-down, fundamental prospects.

  International Stock Fund

  Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

  Strategy::The fund expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase

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  Fund Profile

  the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

  Overseas Stock Fund

  Objective: The fund seeks long-term growth of capital through investments in the common stocks of non-U.S. companies.

  Strategy: The fund expects to invest substantially all of its assets outside the U.S. and to diversify broadly among developed and, to a lesser extent, emerging countries throughout the world. Country and sector allocation is primarily the result of stock selection, although circumstances of a particular country or sector can affect allocation. The fund will invest primarily (at least 65% of total assets) in the stocks of large companies that have attractive prospects for capital appreciation, as determined by T. Rowe Price International. The fund seeks to select stocks with a favorable combination of company fundamentals and valuation. We generally favor companies with one or more of the following characteristics: attractive business niche, technological leadership or proprietary advantages, seasoned management, healthy balance sheet, and potential to grow dividends or conduct share repurchases. Normally, at least 80% of the fund`s net assets will be invested in non-U.S. stocks.

  Regional or country funds:

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  Africa & Middle East Fund
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  Objective: The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located or with primary operations in Africa and the Middle East.
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  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in African and the Middle Eastern companies.  The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:
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  Primary Emphasis: Bahrain, Egypt, Jordan, Kenya, Lebanon, Morocco, Nigeria, Oman, Qatar, South Africa, and United Arab Emirates.
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  Others: Algeria, Botswana, Ghana, Kuwait, Mauritius, Namibia, Tunisia, and Zimbabwe.
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  The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. Depending on conditions, the fund`s portfolio should be composed of investments in about 30 to 40 different companies although the exact number could vary substantially depending on market conditions. The fund may make substantial investments (at times more than 25% of total assets) in the telephone or banking companies of various Middle Eastern and African countries. Stock selection reflects a growth style.
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  Fund Profile

  Emerging Europe & Mediterranean Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Greece, Hungary, Israel, Poland, Russia, and Turkey.

  Others: Bulgaria, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Morocco, Oman, Romania, Slovakia, Slovenia, Tunisia, and Ukraine.

  The fund may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies in these regions. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. Stock selection reflects a growth style.

  European Stock Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

  Strategy: Normally, at least five countries will be represented in the portfolio. Stock selection reflects a growth style. The fund expects to make substantially all of its investments (normally at least 80% of net assets) in stocks of companies located in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Austria, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

  Others: Belgium, Czech Republic, Estonia, Greece, Hungary, Israel, Kazakhstan, Poland, Russia, and Turkey.

  Japan Fund

  Objective: The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) across a wide range of Japanese industries and companies. Stock selection reflects a growth style.

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  Fund Profile

  Latin America Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in Latin American companies. At least four countries should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:

  Primary Emphasis: Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela.

  Others: Belize, Ecuador, and Guatemala.

  Stock selection reflects a growth style. We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country`s economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

  New Asia Fund

  Objective: The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

  Others: Pakistan and Vietnam.

  Stock selection reflects a growth style. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.

  All funds (excluding International Growth & Income Fund):

  The funds use a growth investing approach in their individual investment strategies.

  Growth Investing

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  T. Rowe Price International employs a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify established companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase stocks of such companies at reasonable prices in
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  relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.
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  While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  In selecting stocks, we generally favor companies with one or more of the following characteristics:

  leading market position;

  attractive business niche;

  strong franchise or monopoly;

  technological leadership or proprietary advantages;

  seasoned management;

  earnings growth and cash flow sufficient to support growing dividends; and

  healthy balance sheet with relatively low debt.

  All funds

  Table 1 International Funds Comparison Guide (continued)
Fund	Geographic focus	Company emphasis	Expected risk relative to one another

Africa & Middle East	Africa & Middle East	All sizes	Highest
Emerging Europe & Mediterranean	Europe and the Mediterranean region	All sizes	Highest
Emerging Markets Stock	Worldwide(excluding U.S.)	All sizes	Highest
European Stock	Europe(including Eastern Europe)	All sizes	Moderate
Global Stock	Worldwide(including U.S.)	All sizes	Moderate
International Discovery	Worldwide(excluding U.S.)	Small- tomedium-sized	Higher
International Growth & Income	Worldwide(excluding U.S.)	Large,well established	Moderate
International Stock	Worldwide(excluding U.S.)	Large,well established	Moderate
Japan	Japan	All sizes	Higher
Latin America	Latin America	All sizes	Highest
New Asia	Far East and Pacific Basin (excluding Japan)	All sizes	Highest
Overseas Stock	Worldwide(excluding U.S.)	Large,well established	Moderate
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  Fund Profile

  In addition to their investments in common stocks (which will normally compose 80% of fund net assets), the funds may also purchase other securities, including futures and options, in keeping with each fund`s objectives.

  Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time each fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of each fund`s securities may change after they are purchased, and this may cause the amount of each fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

  Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

  What are the main risks of investing in the funds?

  The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks.

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the .U.S. dollar, which reduces the dollar value of securities denominated in that .currency. The overall impact on a fund`s holdings can be significant, .unpredictable, and long-lasting, depending on the currencies represented in the .

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  Fund Profile

  portfolio and how each one appreciates or depreciates in relation to the U.S. .dollar. and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

  Geographic risk (Japan and regional funds)  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. For example, investors in the Japan Fund are fully exposed to that country`s economic cycles, stock market valuations, and currency exchange rates, which could increase its risks compared with a more diversified fund. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region—can be interdependent and may all decline at the same time.

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  Emerging market risk (Africa & Middle East, Emerging Europe & Mediterranean, Emerging Markets Stock, Latin America, New Asia; other funds to a lesser degree, except Japan)  Investments in emerging markets, which include Africa, parts of Europe and much of Asia, the Middle East, and Central and South America are subject to the risk of abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets are not as liquid. These economies are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and/or periodic episodes of hyperinflation and currency devaluations. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks, such as war and terrorism, currently affect some emerging countries.
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  The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund`s share price to decline.

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  Fund Profile

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  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the funds may take place in various foreign markets on certain days when the funds are not open for business and do not calculate net asset values. For example, the Africa & Middle East Fund invests in securities that trade in various foreign markets that are open on Sundays. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.
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  Small- and medium-sized company risk (International Discovery; others to a lesser degree)  To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

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  Nondiversified status (Africa & Middle East, Emerging Europe & Mediterranean, Latin America, and New Asia)  There is additional risk with each fund that is nondiversified and thus can invest more of its assets in a smaller number of companies. For example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund were invested in a larger number of companies.
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  Futures/options risk  To the extent each fund uses futures and options, it is exposed to additional volatility and potential losses.

  As with all stock funds, each fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

  As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  Each fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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  Fund Profile

  How can I tell which fund is most appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be appropriate.

  Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

  The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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  The Overseas Stock Fund commenced operations on December 28, 2006, and the Africa & Middle East Fund commenced operations on September 4, 2007, and thus did not have a full calendar year of performance history as of December 31, 2006. Performance history will be presented when each fund completes a full calendar year of operations.
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  Fund Profile

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  Table 2  Average Annual Total Returns (continued)
	Periods ended 06/30/07
	1 year	5 years	Shorter of 10 years or since inception	Inception date
Emerging Europe & Mediterranean Fund
Returns before taxes	42.82%	39.89%	21.13%	8/31/00
Returns after taxes on distributions	42.06	39.93	21.10
Returns after taxes on distributions and sale of fund shares	29.13	36.50	19.17
MSCI Emerging Markets Europe and Middle East Index	29.11	34.79	16.35
Emerging Markets Stock Fund
Returns before taxes	51.04	31.02	12.29	3/31/95
Returns after taxes on distributions	50.21	30.94	12.31
Returns after taxes on distributions and sale of fund shares	34.31	28.15	11.22
MSCI Emerging Markets Index	45.45	30.66	9.40
Lipper Emerging Markets Funds Average	45.06	29.27	10.02
European Stock Fund
Returns before taxes	35.43	17.03	9.36	2/28/90
Returns after taxes on distributions	32.09	15.67	7.83
Returns after taxes on distributions and sale of fund shares	24.21	14.57	7.56
MSCI Europe Index	33.08	19.25	10.72
Lipper European Region Funds Average	31.78	19.91	11.86
Global Stock Fund
Returns before taxes	30.36	16.93	9.10	12/29/95
Returns after taxes on distributions	28.91	16.61	8.44
Returns after taxes on distributions and sale of fund shares	20.21	14.83	7.69
MSCI All Country World Index	25.83	15.44	7.64
Lipper Global Large-Cap Growth Funds Average	22.20	12.74	7.18
International Discovery Fund
Returns before taxes	33.90	27.41	16.95	12/30/88
Returns after taxes on distributions	31.21	27.05	15.61
Returns after taxes on distributions and sale of fund shares	23.50	24.54	14.50
MSCI EAFE Small-Cap Index a	23.08	21.95	7.56
S&P/Citigroup Extended Market Index (EMI) World ex U.S.	31.68	24.81	11.44
Lipper International Small/Mid-Cap Growth Funds Average	33.07	24.35	13.81
International Growth & Income Fund
Returns before taxes	28.93	19.43	10.89	12/21/98
Returns after taxes on distributions	27.81	19.04	10.13
Returns after taxes on distributions and sale of fund shares	19.42	17.08	9.19
MSCI EAFE Index	27.54	18.21	8.74
Lipper International Multi-Cap Value Funds Average	27.24	18.96	10.89b
International Stock Fund
Returns before taxes	24.74	13.85	5.50	5/9/80
Returns after taxes on distributions	23.85	13.54	4.70
Returns after taxes on distributions and sale of fund shares	17.04	12.11	4.42
MSCI EAFE Index	27.54	18.21	8.04
Lipper International Large-Cap Growth Funds Average	25.59	13.98	5.66
Japan Fund
Returns before taxes	-1.45	11.63	2.35	12/30/91
Returns after taxes on distributions	-1.56	11.65	1.99
Returns after taxes on distributions and sale of fund shares	-0.74	10.23	1.84
TOPIX Index	5.02	12.19	1.59
MSCI Japan Index	7.31	12.49	1.70
Lipper Japanese Funds Average	3.19	10.20	1.68
Latin America Fund
Returns before taxes	62.60	43.20	16.60	12/29/93
Returns after taxes on distributions	62.51	43.36	16.44
Returns after taxes on distributions and sale of fund shares	41.25	39.67	15.05
MSCI EM Latin America Index	62.61	43.34	15.24
Lipper Latin American Funds Average	62.64	41.15	15.62
New Asia Fund
Returns before taxes	67.15	27.68	9.64	9/28/90
Returns after taxes on distributions	63.53	27.16	9.41
Returns after taxes on distributions and sale of fund shares	45.51	24.74	8.57
MSCI All Country Asia ex Japan Index	45.68	23.92	5.26
Lipper Pacific Region ex Japan Funds Average	46.62	23.25	7.69
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  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  aPrincipal return only.

  bSince 12/31/98.

  MSCI Emerging Markets Europe and Middle East Index is a market capitalization weighted index consisting of more than 100 securities in seven world markets.

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  MSCI Emerging Markets Index is a market capitalization weighted index of over 850 stocks traded in 22 world markets.

  MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 15 European markets.

  MSCI All Country World Index tracks the equity market performance of global developed and emerging markets.

  MSCI EAFE Small-Cap Index is a market capitalization weighted index of almost 1,000 small-cap stocks in 21 world markets.

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  MSCI EAFE Index tracks the stocks of more than 1,000 companies in Europe, Australasia, and the Far East (EAFE).
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  S&P/Citigroup Extended Market Index (EMI) World ex U.S. is a small-capitalization subindex of the Citigroup Broad Market Index (BMI). While the BMI measures the performance of the entire universe of securities, the EMI covers the small-cap stock universe.
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  Topix Index is a market capitalization weighted index of about 1,300 of the larger companies on the Tokyo Stock Exchange.
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  MSCI Japan Index is an unmanaged index of approximately 300 foreign stock prices and reflects the common stock prices of the index companies translated into U.S. dollars, assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes.

  MSCI EM Latin America Index is a market capitalization weighted index of approximately 140 stocks traded in seven Latin American markets.

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  MSCI All Country Asia Ex Japan Index tracks the stocks of developed and emerging countries in Asia, excluding Japan.
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  What fees and expenses will I pay?

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  The shares that are offered in this profile are 100% no load. The funds impose a 2% redemption fee, payable to the funds, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. The expenses shown for the Africa & Middle East Fund and the Overseas Stock Fund are estimated.
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  Table 3  Fees and Expenses of the Funds* (continued)
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption feea	Management fee	Other expenses	Acquired fund fees and expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Africa & Middle East	2.00%	1.06%	0.69%b	—	1.75%c	—	—
Emerging Europe & Mediterranean	2.00	1.06	0.20	—	1.26	—	—
Emerging Markets Stock	2.00	1.06	0.19	0.01%d	1.26	—	—
European Stock	2.00	0.81	0.22	—	1.03	—	—
Global Stock	2.00	0.66	0.35	—	1.01	0.01%e	1.00%e
International Discovery	2.00	1.06	0.18	—	1.24	—	—
International Growth & Income	2.00	0.66	0.25	—	0.91	—	—
International Stock	2.00	0.66	0.21	—	0.87	—	—
Japan	2.00	0.81	0.20	—	1.01	—	—
Latin America	2.00	1.06	0.18	—	1.24	—	—
New Asia	2.00	0.81	0.24	—	1.05	—	—
Overseas Stock	2.00	0.66	0.49b	—	1.15f	—	—

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  Fund Profile

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  aOn shares purchased and held for 90 days or less.

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  bOther expenses are estimated.
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  cTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International contractually obligated itself to waive its fees and bear any expenses through February 28, 2010, that would cause the fund`s ratio of expenses to average net assets to exceed 1.75%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 1.75%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.75%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.
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  dThe fund indirectly bears its share of the expenses paid by acquired funds in which it invests; such indirect expenses are not paid from the fund`s assets but are reflected in the return realized by the fund on its investment in the acquired funds.
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  eEffective October 1, 2005, T. Rowe Price International has contractually obligated itself to waive fees and bear any expenses through February 29, 2008, that would cause the ratio of expenses to average net assets to exceed 1.00%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 1.00%. However, no reimbursement will be made after February 28, 2010, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.00%. The fund operated under a previous expense limitation for which T. Rowe Price International may be reimbursed.
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  fTo limit the fund`s expenses during its initial period of operations, T. Rowe Price International contractually obligated itself to waive its fees and bear any expenses through February 28, 2009, that would cause the fund`s ratio of expenses to average net assets to exceed 1.15%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price International by the fund whenever the fund`s expense ratio is below 1.15%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 1.15%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.
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  Fund Profile

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

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Fund	1 year	3 years	5 years	10 years
Africa & Middle East	$178	$551	xd1	xd1
Emerging Europe & Mediterranean	128	400	$692	$1,523
Emerging Markets Stock	128	400	692	1,523
European Stock	105	328	569	1,259
Global Stock	102	320	557	1,235
International Discovery	126	393	681	1,500
International Growth & Income	93	290	504	1,120
International Stock	89	278	482	1,073
Japan	103	322	558	1,236
Latin America	126	393	681	1,500
New Asia	107	334	579	1,283
Overseas Stock	117	365	xd1	xd1

  Who manages the funds?

  T. Rowe Price International (or T.x11 Rowe Price Global Investment Servicesx09 Limited) is responsible for the selection and management of fund portfolio investments. T. Rowe Price International has entered into a subadvisory agreement with Global Investment Services for the management of the Japan Fund and the Japanese investments of the International Discovery Fund. T. Rowe Price International and Global Investment Services are wholly owned subsidiaries of T. Rowe Price Group, Inc. The U.S. offices of T. Rowe Price International and Global Investment Services are located at 100 East Pratt Street, Baltimore, Maryland 21202.

  T. Rowe Price International has established an Investment Advisory Committee with respect to each fund. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. The members of each advisory committee are listed below.

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  Africa & Middle East Fund  Christopher D. Alderson, Chairman, Ulle Adamson, S. Leigh Robertson, and Joseph Rohm. Mr. Alderson has been chairman of the committee since its inception. He joined T. Rowe Price International in 1988 and has been managing investments since 1986.
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  Fund Profile

  Global Stock Fund  Robert N. Gensler, Chairman, Christopher D. Alderson, R. Scott Berg, M. Campbell Gunn, Michael W. Holton, Kris H. Jenner, Charles M. Ober, Robert W. Smith, and Dean Tenerelli. Mr. Gensler was appointed chairman of the committee in 2005. He joined T. Rowe Price
  Associates in 1993 as an investment analyst and has been managing investments since 1996. He joined T. Rowe Price International in 2005.

  International Growth & Income Fund  Raymond A. Mills, Ph.D., Chairman, M. Kamran Baig, Mark C.J. Bickford-Smith, John D. Linehan, Dean Tenerelli, and David J.L. Warren. Mr. Mills was appointed chairman of the committee in 2005. He joined T. Rowe Price Associates in 1997 and has been managing investments since 1998. He joined T. Rowe Price International in 2000.

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  International Stock Fund  Mark C.J. Bickford-Smith, Chairman, Dean Tenerelli and David J.L. Warren (Co-managers), and M. Kamran Baig. Mark C.J. Bickford-Smith, Dean Tenerelli, and David J.L. Warren have day-to-day responsibility for managing the fund and work with the committee in developing and executing the fund`s investment program. Mr. Bickford-Smith was appointed chairman of the committee in 2005. He joined T. Rowe Price International in 1995 and has been managing investments since that time. Mr. Tenerelli joined T. Rowe Price International in 2000 and has been managing investments since 2002. Mr. Warren joined T. Rowe Price International in 1983 and has been managing investments since 1984. Effective October 1, 2007, Robert W. Smith will become chairman of the Investment Advisory Committee. Mr. Smith joined T. Rowe Price Associates in 1992 and has been managing investments since 1987.

  Overseas Stock Fund  Raymond A. Mills, Ph.D., Chairman, M. Kamran Baig, Mark C.J. Bickford-Smith, John D. Linehan, Dean Tenerelli, and David J.L. Warren. Mr. Mills has been chairman of the committee since its inception. He joined T. Rowe Price Associates in 1997 and has been managing investments since 1998. He joined T. Rowe Price International in 2000.

  For the following funds, the individuals listed below have day-to-day responsibility for managing the portfolio and developing and executing its investment program.

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  Emerging Europe & Mediterranean Fund  S. Leigh Robertson.

  Emerging Markets Stock Fund  Christopher D. Alderson, Frances Dydasco, Mark J.T. Edwards, and Gonzalo Pangaro.

  European Stock Fund  Dean Tenerelli.

  International Discovery Fund  Frances Dydasco, Mark J.T. Edwards, M. Campbell Gunn, and Justin Thomson.

  Japan Fund  M. Campbell Gunn.

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  Fund Profile

  Latin America Fund  Gonzalo Pangaro.

  New Asia Fund  Frances Dydasco.

  Portfolio Management  (continued)
Name	Year Joined T. Rowe Price International	Years of Experience	Type of Experience
Christopher D. Alderson	1988	21	Portfolio Management; Research
Mark C.J. Bickford-Smith	1983	22	Portfolio Management; Research
Frances Dydasco	1996	18	Portfolio Management; Research
Mark J.T. Edwards	1987	22	Portfolio Management
Robert N. Gensler	2005*	20	Portfolio Management; Research
M. Campbell Gunn	2002	28	Portfolio Management; Research
Ahn Lu	2001	11	Equity Research
Raymond A. Mills, Ph.D.	2000*	9	Portfolio Management; Research
Gonzalo Pangaro	1998	16	Portfolio Management; Research
S. Leigh Robertson	2002	5	Portfolio Management; Research
Dean Tenerelli	2000	14	Portfolio Management; Research
Justin Thomson	1998	16	Portfolio Management; Research

  *Joined T. Rowe Price Associates in 1993 and 1997, respectively.

  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information. Also note that this profile may include funds not available through your plan.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

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  Fund Profile

  When will I receive income and capital gain distributions?

  Each fund distributes income annually and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Fund Profile

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS C01-035

  T. Rowe Price Investment Services, Inc., Distributor.